SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2004

ADAPTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard
Milpitas, CA
95035
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Item 5.        Other Events

On July 13, 2004, Adaptec, Inc. (“Adaptec”) issued a press release announcing the signing of a definitive agreement for the acquisition of Snap Appliance, Inc.(“Snap Appliance”), the worldwide volume leader in network-attached storage solutions.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

(c)                                        Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued by Adaptec, Inc. on July 13, 2004.

99.2	Questions and answers released by Adaptec, Inc. on July 13, 2004 (furnished pursuant to Item 9).

Item 9.        Regulation FD Disclosure

On July 13, 2004, Adaptec posted a list of questions and answers related to the acquisition of Snap Appliance on its website at www.adaptec.com/go/snapfaqs.  A copy of the questions and answers is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 9, including Exhibit 99.2, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Marshall L. Mohr
Marshall L. Mohr
Vice President and Chief Financial Officer
Date: July 13, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Adaptec, Inc. on July 13, 2004.

99.2	Questions and answers released by Adaptec, Inc. on July 13, 2004. (furnished pursuant to Item 9).